SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 26, 2004

EXACT SCIENCES CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-32179	02-0478229
(Commission File Number)	(IRS Employer Identification No.)

100 Campus Drive, Marlborough, Massachusetts	01752
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (508) 683-1200

ITEM 12.               RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 26, 2004 EXACT Sciences Corporation announced its financial results for the three months ended March 31, 2004.  A copy of the press release is attached hereto as Exhibit 99.1.  The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXACT Sciences Corporation

April 26, 2004	By:	/s/ Don M. Hardison
Don M. Hardison
President and Chief Executive
Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated April 26, 2004